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                                                                   EXHIBIT 10.12

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH WARRANT OR SECURITIES, OR DELIVERY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT OR UNLESS SOLD IN FULL COMPLIANCE WITH RULE 144 UNDER THE ACT.

No. [__]

                                  ORBCOMM INC.

                               SERIES A PREFERRED
                             STOCK PURCHASE WARRANT

February 17, 2004

     THIS CERTIFIES THAT, for value received, Ridgewood Satellite, LLC, a Delaware limited liability company ("Warrantholder"), is entitled to subscribe for and purchase from ORBCOMM Inc., a Delaware corporation (the "Company"), subject to the terms set forth below, Series A Convertible Redeemable Preferred Stock of the Company, par value $0.001 per share ("Warrant Shares"), upon surrender hereof, at the principal office of the Company referred to below, with the Notice of Exercise attached as Exhibit A hereto duly executed, and payment therefor in lawful money of the United States. The number and warrant price of such Warrant Shares are as set forth in Section 2 hereof. The term "Warrant" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

     1. Term. Subject to the terms hereof, the purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time until November 5, 2008.

     2. Number and Warrant Price.

          (a) This Warrant shall be exercisable for the number of Warrant Shares set forth in subparagraph (b) below at an exercise price per share equal to $2.84 per Warrant Share (the "Warrant Price").

          (b) This Warrant shall be exercisable for [__] shares of Series A Convertible Redeemable Preferred Stock of the Company, par value $0.001 per share.

     3. Method of Exercise; Payment; Issuance of New Warrant. The purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, by the surrender of this Warrant (together with a duly executed notice of exercise, in the form attached hereto as Exhibit A) at the principal office of the Company and by the payment to the Company, by check or wire transfer of immediately available funds, of an

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ORBCOMM Series A Warrant

amount equal to the Warrant Price per share multiplied by the number of Warrant Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing Warrant Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within 15 days of receipt of such notice and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such 15-day period.

     The aggregate purchase price for Warrant Shares being purchased hereunder may be paid either (i) by cash or wire transfer of immediately available funds, or (ii) by surrender of a number of Warrant Shares which have a fair market value equal to the aggregate purchase price of the Warrant Shares being purchased ("Net Issuance") as determined herein. If the Holder elects the Net Issuance method of payment, the Company shall issue to Holder upon exercise a number of shares of Warrant Shares determined in accordance with the following formula:

                                      Y x (A-B)
                                  X = ---------
                                          A

     where: X = the number of Warrant Shares to be issued to the Holder;

            Y = the number of Warrant Shares with respect to which the Holder is exercising its purchase rights under this Warrant;

            A = the fair market value of one (1) share of the Warrant Shares on the date of exercise; and

            B = the Warrant Price.

     No fractional shares arising out of the above formula for determining the number of shares to be issued to the Holder shall be issued, and the Company shall in lieu thereof make payment to the Holder of cash in the amount of such fraction multiplied by the fair market value of one (1) share of the Warrant Shares on the date of exercise. For purposes of the above calculation, the fair market value of one (1) share of the Warrant Shares shall mean (a) if the date of exercise is after the commencement of trading of the Company's Common Stock on a securities exchange or over-the-counter but prior to the closing of the IPO, the price per share to the public set forth on the final prospectus relating to the IPO, multiplied by the number of shares of Common Stock into which each share of the Warrant Shares is then convertible, (b) if the Company's Common Stock is then traded on a securities exchange, the average of the


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closing prices of such Common Stock on such exchange over the thirty (30)
calendar day period (or portion thereof) ending three (3) days prior to the date of exercise, multiplied by the number of shares of Common Stock into which each share of the Warrant Shares is then convertible, (c) if the Company's Common Stock is then regularly traded over-the-counter, the average of the closing sale prices or secondarily the closing bid of such Common Stock over the thirty (30) calendar day period (or portion thereof) ending three (3) days prior to the date of exercise, multiplied by the number of shares of Common Stock into which each share of the Warrant Shares is then convertible, or (d) if there is no active public market for the Company's Common Stock, the fair market value thereof as determined in good faith by the Company's Board of Directors (or similar governing body), multiplied by the number of shares of Common Stock into which each share of the Warrant Shares is then convertible.

     4. Stock Fully Paid; Reservation of Shares. All Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Warrant Shares and Common Stock to provide for the exercise of the rights represented by this Warrant.

     5. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of the Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          (a) In case of (i) any reclassification of or similar change in the Warrant Shares; (ii) any merger of the Company with or into another entity (other than a merger with another entity in which the Company is the continuing entity and which does not result in any reclassification of or similar change in the Warrant Shares); or (iii) any sale of all or substantially all of the assets of the Company, the Company or such successor or purchasing entity, as the case may be, shall execute a new Warrant having substantially similar terms and providing that the holder of this Warrant shall have the right to exercise such new Warrant for the kind and number of shares of stock, membership interests, other securities, money or property receivable upon such reclassification, change, merger or sale by a holder of shares of Warrant Shares.

          (b) In case of (i) any subdivision or combination of the Warrant Shares or (ii) at any time or from time to time after the issuance date of this Warrant, any declaration or payment, without consideration, of any dividend on the Warrant Shares payable in shares of the Company's capital stock or in any right to acquire shares of the Company's capital stock without consideration, the number of shares of Warrant Shares or other security issuable upon exercise hereof shall be proportionately increased or decreased, as appropriate.

          (c) The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Paragraph 5 and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.


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     6. Notice of Adjustments. Whenever the Warrant Price shall be adjusted pursuant to the provisions hereof, the Company shall within 30 days of such adjustment deliver a certificate signed by its chief financial officer to the holder(s) hereof setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price after giving effect to such adjustment.

     7. Fractional Shares. No fractional shares of Warrant Shares will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect.

     8. Transfers and Exchanges. This Warrant shall not be transferable, except to affiliates of the Holder.

     9. Rights as Stockholder. No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Warrant Shares, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Warrant Shares shall have become deliverable, as provided herein, and at such time the holders of such shares shall have the same rights, preferences and privileges, as provided in the Company's charter documents, including any anti-dilution protection, as all other holders of the Warrant Shares. In addition, Warrant Shares shall have registration rights equivalent to the registration rights granted to the Company's Series A Preferred Stock pursuant to the Company's Registration Rights Agreement, dated as of February 17, 2004, and the holder of this Warrant will be deemed to be a holder of Registrable Securities thereunder upon exercise of this Warrant.

     10. Modification and Waiver. This Warrant and any provision hereof may be amended, waived, discharged or terminated only with the written consent of the Company and the holder hereof.

     11. Notices. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to the holder at its address as shown on the books of the Company or to the Company at its principal office at 21700 Atlantic Blvd., Dulles, VA 20166, Attention: Chief Executive Officer.

     12. Binding Effect on Successors. This Warrant shall be binding upon any entity succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Warrant Shares shall survive the exercise and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof. The Company will, at the time of the exercise of this Warrant, in whole or in part, upon request of the holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights to which the holder hereof shall continue to be entitled after such exercise in accordance with this Warrant; provided, that the failure of the holder


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hereof to make any such request shall not affect the continuing obligation of the Company to the holder hereof in respect of such rights.

     13. Lost Warrants or Stock Certificates. The Company covenants to the holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any certificate (stock or otherwise) and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or certificate, the Company will make and deliver a new Warrant or certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or certificate.

     14. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

     15. Counterparts. This Warrant may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Series A Preferred Stock Purchase Warrant is executed effective as of the date first above written.

                                        ORBCOMM INC.


                                        By:
                                            ------------------------------------
                                            Don Franco
                                            Co-Chief Executive Officer

ACCEPTED AND AGREED:

Ridgewood Satellite, LLC


By: [_______________________________]


By:
    ---------------------------------
    [name, title]

   [Signature page to ORBCOMM Inc. Series A Preferred Stock Purchase Warrant]


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                                    EXHIBIT A

                               NOTICE OF EXERCISE

To: ORBCOMM Inc.
    21700 Atlantic Boulevard
    Dulles, VA 20166
    Attn: ___________________

     1. The undersigned hereby elects to [cross out inapplicable subparagraph]:

     (a) Purchase ________ shares of Warrant Shares of ORBCOMM Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full;

     OR

     (b) Exercise the attached Warrant for [all of the shares] [_________ shares] [cross out inapplicable phrase] of Warrant Shares of ORBCOMM Inc. purchasable under the attached Warrant pursuant to the net exercise provision of paragraph 3 of the attached Warrant.

     2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below

          Name:

          Address:

     3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.


                                        ------------------------------
                                        (Signature)


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